EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 26, 2003	/s/ Nancy Bowman Nancy Bowman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 26, 2003	/s/ Michael L. Dow Michael L. Dow

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 26, 2003	/s/ L. Richard Marzke L. Richard Marzke

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 28, 2003	/s/ Terence F. Moore Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 26, 2003	/s/Aloysius J. Oliver Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 26, 2003	/s/ Frank P. Popoff Frank P. Popoff

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 28, 2003	/s/ David B. Ramaker David B. Ramaker

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 28, 2003	/s/ Dan L. Smith Dan L. Smith

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation Stock Option Plan for Option Holders of Caledonia Financial Corporation, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 28, 2003	/s/ William S. Stavropoulos William S. Stavropoulos